UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 16, 2025

Windtree Therapeutics, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39290	94-3171943
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 Kelly Road, Suite 100 Warrington, Pennsylvania	18976
(Address of Principal Executive Offices)	(Zip Code)

(215) 488-9300
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	WINT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreements

On July 16, 2025 (the “Execution Date”), Windtree Therapeutics, Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with the purchasers named therein (the “Purchasers,” and each, a “Purchaser”) pursuant to which the Company agreed to sell and issue to the Purchasers in a private placement offering (the “Offering”) an aggregate of (i) approximately 60,000 shares of the Company’s newly issued Series E Convertible Preferred Stock, par value $0.001 per share (the “Series E Preferred Stock,” and such shares issuable upon the conversion of Series E Preferred Stock, the “Conversion Shares”) at an offering price of $1,000 per share of Series E Preferred Stock (the “Stated Value”), and (ii) warrants (the “Warrants,” and such shares issuable upon exercise of the Warrants, the “Warrant Shares”) to purchase up to an aggregate of 66,000,000 shares of our common stock of the Company, par value $0.001 per share, (the “Common Stock”). The Series E Preferred Stock may be converted into Conversion Shares at a price equal to the Stated Value divided by $0.30.

The aggregate offering price of the Offering is approximately $60,000,000, payable in cash, the native token of the BNB chain commonly referred to as “BNB,” or shares of Osprey BNB Chain Trust (“OBNB”), provided, however, prior to the closing of the Purchase Agreement (the “Closing”), the Purchasers may elect to increase its purchase to up to 200,000 shares of Series E Preferred Stock on the same terms as the initial purchase, resulting in an aggregate purchase price of up to $200 million. The Company intends to use the proceeds to acquire BNB as a treasury strategy, with up to $2 million to be used for working capital needs and other general corporate purposes.

The Series E Preferred Stock, the Conversion Shares, the Warrants, and the Warrant Shares are being offered in reliance upon the exemption from the registration requirement of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and/or Rule 506(b) of Regulation D promulgated thereunder, and applicable state securities laws. The issuance of Series E Preferred Stock, the Conversion Shares, the Warrants, and the Warrant Shares have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

The Offering is expected to close upon satisfying customary closing conditions, including obtaining requisite stockholder approval in accordance with Nasdaq Listing Rule 5635(b) and (d) (“Stockholder Approval”). Pursuant to the Securities Purchase Agreement, the Company has agreed to use its reasonable best efforts to obtain Stockholder Approval within sixty (60) days following the Execution Date. If despite the Company’s reasonable best efforts Stockholder Approval is not obtained within sixty (60) days following the Execution Date, the Company will cause a special meeting of stockholders to be held within one-hundred and twenty (120) days following the Execution Date to obtain Stockholder Approval. In the event Stockholder Approval is not obtained within one-hundred and twenty (120) days following the Execution Date, the Securities Purchase Agreement will become null and void. However, the Purchasers will not have the right to terminate the Securities Purchase Agreement within the one-hundred and twenty (120) day period following the Execution Date except upon the terms and conditions specified in the Securities Purchase Agreement. In addition, the Company has agreed not to issue, enter into any agreement to issue, or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock equivalents, or file any registration statement or any amendment or supplement thereto, for a period commencing on the Execution Date, and ending immediately following the thirtieth (30th) trading day after the later of (a) the effective date of the Stockholder Approval and (b) 360 calendar days after the earlier to occur of (I) the first date on which the registration statement registering the resale by the Purchasers of the all the Series E Preferred Stock, the Conversion Shares, the Warrants, and the Warrant Shares is declared effective by the Securities and Exchange Commission (and each prospectus contained therein is available for use on such date) or (II) the first date on which all of the Series E Preferred Stock, the Conversion Shares, the Warrants, and the Warrant Shares are eligible to be resold by the Purchasers pursuant to Rule 144.

Upon Closing, the lead investor, Build and Build Corp. (the “Lead Investor”), will have the right to nominate two members to the Company’s Board of Directors (the “Board”), one of whom, if duly elected by our stockholders, shall become Chairman of the Board, so long as (i) the Lead Investor, its affiliates, and/or designees, directly or indirectly, hold at least 5.0% of the Company’s Common Stock or Common Stock equivalents purchased in the Offering pursuant to this Securities Purchase Agreement on an aggregate basis, or (ii) both of the Asset Management Agreement (defined below) and the Strategic Advisor Agreement (defined below) are in full force or effect and have not been terminated or expired in accordance with their terms. Any increase to the number of directors serving on the Board after the Closing, other than to add the Lead Investor’s nominees (the “Lead Investor’s Directors”) to the Board, will require the consent of the majority of the Board, including the Purchaser’s Directors.

Prior to the Closing, the Company must enter into (i) a Registration Rights Agreement (the “Registration Rights Agreement”) with the Purchasers; (ii) a Strategic Advisor Agreement with an affiliate of the Lead Investor (the “Strategic Advisory Agreement”); and (iii) an Asset Management Agreement with an affiliate of the Lead Investor (the “Asset Management Agreement”). The Company must also file a Certificate of Designations (the “Certificate of Designation”) establishing the Series E Preferred Stock prior to the Closing.

The Registration Rights Agreement will be in the form of Exhibit C to the Securities Purchase Agreement, and will provide that the Company must file a registration statement (the “Resale Registration Statement”), within twenty (20) days following the Closing, providing for the resale by the Purchasers of the Conversion Shares and the Warrant Shares (collectively, the “Registrable Securities”) and to have such Resale Registration Statement declared effective by the earlier of (i) fifty (50) days following the Closing, and (ii) two (2) business days after the Company is notified, either orally or in writing, by the SEC that the Resale Registration Statement will not be reviewed or will not be subject to further review (the “Effectiveness Deadline”).

The Strategic Advisor Agreement is expected to be entered into between the Company and Cypress Management LLC, a Puerto Rico limited liability company and an affiliate of the Lead Investor (“Cypress”) to expand and diversify the Company’s business operations through the integration of cryptocurrency and digital asset strategies in both its product offerings and as part of its treasury management strategy. The Strategic Advisor Agreement is expected to require Cypress to provide the Company with technical advisory services regarding the digital asset ecosystem, including BNB and related technologies, developments in the digital asset and crypto industries, the selection of third-party vendors with respect to asset management and related digital asset services, and other strategic advice regarding the Company’s digital assets treasury operations.

The Asset Management Agreement is expected to be entered into with an asset manager and affiliate of the Lead Investor (the “Asset Manager”). The Asset Management Agreement is expected to require the Asset Manager to provide discretionary asset management services with respect to the Company’s proceeds from the Offering (the “Account Assets”). The Asset Manager is expected to be required to manage the Account Assets.

The Certificate of Designations will be in the form of Exhibit A to the Securities Purchase Agreement and is expected to have the following terms:

General. The Certificate of Designations authorizes a Series E Preferred Stock with an initial conversion price of $0.30 (the “Preferred Conversion Price”), which is subject to adjustment as provided in the Certificate of Designations. The Series E Preferred Stock has a Stated Value of $1,000 per share, adjusted as appropriate in the event of any equity dividend, equity split, equity distribution, recapitalization or combination with respect to the Series E Preferred Stock. Each share of Series E Preferred Stock is initially convertible into approximately 3,333 shares of Common Stock, subject to adjustment as provided in the Certificate of Designations. No fractional shares will be issued upon conversion; rather any fractional share will be rounded up to the nearest whole share.

Voting Rights. After receiving Stockholder Approval, each outstanding share of Series E Preferred Stock shall be entitled to vote on an as converted basis on all matters to which the holders of the Common Stock are entitled or required to vote, as calculated on the date of the vote.

Dividends. Following the issuance of Series E Preferred Stock (the “Initial Issuance Date”), if the Company makes, issues, or fixes a record date for determining stockholders entitled to receive a dividend or other distribution payable in securities of the Company (with the exception of a distribution of shares of Common Stock in respect of outstanding shares of Common Stock), then the holders of the Series E Preferred Stock (the “Holders”) shall be entitled to receive a dividend or other distribution in an amount equal to such securities as they would have received if all outstanding Series E Preferred Stock had been converted to Common Stock on the date of such event.

Conversion Rights. Each share of Series E Preferred Stock is convertible, at the option of the Holder, following Stockholder Approval, into Common Stock by dividing the Stated Value by the Preferred Conversion Price in effect at the time of the conversion.

Redemption. Series E Preferred Stock is not subject to redemption by the Company or the Holders.

Liquidation Rights. In the event of any liquidation, dissolution, or winding up of the Company, the Holders shall be entitled to be paid out of available funds and assets prior to any distribution on any Common Stock or Preferred Stock (collectively, the “Junior Stock”), an amount per share equal to the Stated Value. In the event available funds and assets are insufficient to permit the payment to Holders the full Stated Value, then subject to the rights of any class or series of stock senior to or pari passu with the Series E Preferred Stock, all remaining funds and assets of the Company shall be distributed among the Holders before distribution to any holders of Junior Stock.

The Warrants will be in form of Exhibit B to the Securities Purchase Agreement and will have an exercise price of $0.75 per share of Common Stock (the “Exercise Price”). The holders of the Warrants may exercise the Warrants upon Stockholder Approval (the “Initial Exercise Date”), and the Warrants will terminate on the second anniversary of the Initial Exercise Date. The Exercise Price and share number of the Warrants is subject to proportional adjustment upon the occurrence of specified events and subject to price-based adjustment in the event of any stock split, stock dividend, stock combination, recapitalization or other similar transactions, as described in further detail in the Warrants. In addition, the Exercise Price of the Warrants will adjust upon subsequent issuances of Common Stock or common stock equivalents at a price less than the Exercise Price then in effect to the price of such subsequent issuance. The Warrants may be exercised pursuant to a cashless exercise provision after the Initial Exercise Date if there is no registration statement available for the sale of the Warrant Shares after the Effectiveness Deadline. The Warrants will contain a beneficial ownership limitation such that no exercise shall be permitted to the extent it would cause a Holder to beneficially own in excess of 4.99%, or, at the option of such holder, 9.99% of the outstanding shares of our Common Stock immediately after giving effect to such exercise.

The foregoing summary of the Securities Purchase Agreement does not purport to be complete and is qualified its entirety by reference to the complete text of the Securities Purchase Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is hereby incorporated by reference into this Item 1.01. The foregoing descriptions of the form of the (i) Registration Rights Agreement, (ii) Warrants, and (iii) Certificate of Designations do not purport to be complete and are qualified in their entirety by reference to the complete text of each document included as an exhibit to the Securities Purchase Agreement.

Item 3.02 Unregistered Sale of Equity Securities.

The information contained above in Item 1.01 of this Current Report relating to the issuance of the Series E Preferred Stock, the Conversion Shares, the Warrants, and the Warrant Shares is hereby incorporated by reference into this Item 3.02.

Neither this Current Report nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 3.03 Material Modifications to Rights of Security Holders.

The disclosure set forth under Item 1.01 of this Current Report is incorporated by reference in this Item 3.03.

Item 7.01 Regulation FD Disclosure.

On July 16, 2025, the Company issued a press release announcing the Offering. The press release is attached as Exhibit 99.1 to this Current Report and incorporated into this Item 7.01 by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1 is being furnished to the U.S. Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Forward-Looking Statements

The Company may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements are based on information available to the Company as of the date of this Current Report and are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from the Company’s current expectations. Examples of such risks and uncertainties include, among other things: the Company’s risks and uncertainties associated with the success and advancement of its product candidates; the Company’s ability to manage costs and execute on its operational and budget plans; risks related to technology transfers to contract manufacturers and manufacturing development activities; delays encountered by the Company, contract manufacturers or suppliers in manufacturing drug products, drug substances, and other materials on a timely basis and in sufficient amounts; risks relating to meeting all closing conditions for the Offering; risks relating to regulatory requirements; risks related to obtaining Shareholder Approval for the Offering; risks related to the size and growth potential of the markets for the Company’s product candidates, and the Company’s ability to service those markets; the Company’s ability to develop sales and marketing capabilities, whether alone or with potential future collaborators; the rate and degree of market acceptance of the Company’s product candidates, if approved; the impacts of political unrest, including as a result of geopolitical tension, and any sanctions, export controls or other restrictive actions that may be imposed by the United States and/or other countries which could have an adverse impact on the Company’s operations, including through disruption in supply chain or access to potential international clinical trial sites. These and other risks are described in the Company’s periodic reports, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, filed with or furnished to the SEC and available at www.sec.gov. Any forward-looking statements contained or incorporated by reference in this Current Report speak only as of the date of this Current Report. The Company assumes no obligation to update forward-looking statements whether as a result of new information, future events or otherwise except as required by law.

Item 9.01 Financial Statements and Exhibits

(a) Exhibits

Number	Description
10.1	Form of Securities Purchase Agreement, dated as of July 16, 2025
99.1	Press Release dated July 16, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINDTREE THERAPEUTICS, INC.

Date: July 17, 2025	By:	/s/ Jed Latkin
	Name:	Jed Latkin
	Title:	President and Chief Executive Officer